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                                                                  EXHIBIT (i)(2)



                               CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 56 to the Registration Statement of Eaton Vance Special Investment Trust (1933 Act File No. 2-27962) of my opinion dated February 12, 1999, which was filed as Exhibit (i) to Post-Effective Amendment No. 53.


                                  /s/ Maureen A. Gemma
                                  Maureen A. Gemma, Esq.


February 28, 2000
Boston, Massachusetts